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                                                                   EXHIBIT 10.5H


                  AMENDMENT NUMBER NINE TO STOCK INCENTIVE PLAN



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                          AMENDMENT NUMBER NINE TO THE

              WILLIAMS-SONOMA , INC. ASSOCIATE STOCK INCENTIVE PLAN

            Williams-Sonoma, Inc., a California corporation (the "Company") hereby adopts this Amendment Number Nine to the Williams-Sonoma, Inc. Associate Stock Incentive Plan, with reference to the following facts:

      A. The Company maintains the Williams-Sonoma, Inc. Associate Stock Incentive Plan, formerly referred to as the Williams-Sonoma, Inc. Employee Profit Sharing And Stock Incentive Plan (the "Plan").

      B. Article XV of the Plan permits the Company to amend the Plan at any time.

      C. The Company desires to amend the Plan as set forth in this Amendment Number Nine.

      NOW, THEREFORE, the Plan is hereby amended, effective as of October 1, 1998, as follows:

      1. Section 1.31 of the Plan is hereby amended in its entirety to provide as follows:

      "1.31. 'Participating Company' means the Company and any Affiliate, unless such Affiliate, with the written consent of the Directors, declines to permits its Employees to participate in the Plan."

      2. The following sentence is added to the end of Section 18.06 of the
Plan:

      "Pursuant to Section 414(p)(10) of the Code, benefits may be paid to a 'alternate payee' under a 'qualified domestic relations order' before the Participant has terminated his employment, reached the age of 59 1/2 years, or reached his 'earliest retirement age' within the meaning of
      Section 414(p)(4)(B) of the Code."

      3. In all other respects, the terms and provisions of the Plan are hereby ratified and declared to remain in full force and effect.



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      IN WITNESS WHEREOF, the Company has executed this Amendment Number Nine this 30th day of September, 1998, to be effective as of October 1, 1998.

                                    WILLIAMS-SONOMA, INC.

                                    By: /s/ Dennis A. Chantland
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                                        Dennis A. Chantland
                                        Executive Vice President
                                        Chief Administrative Officer
                                        Secretary

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